Exhibit 99.1
Second Quarter 2010
Earnings Conference Call

July 29, 2010
NASDAQ: HTCO

“Safe Harbor” Statement
 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
 available in our presentation.

Second Quarter 2010 Highlights
• Revenue increased 18% to $38.3 M
• Enventis Fiber and Data revenue increased 63%,
 Equipment and Services revenue increased 28%
• Telecom Broadband revenue grew 10%,
 Digital TV subscribers increased 11%
• Net income increased 66% and totaled $3.5 M
 Income tax release added $800k to net income, excluding this release, Net Income +28%
• Fiber network expansion project added $1.1 M revenue and $200k net income

$32.4
$38.7
$38.3
Q2 '09
Q1 '10
Q2 '10

HickoryTech

Consolidated Revenue
Q2’10 compared to Q2’09
• Enventis fiber and data
 revenue +63%
• Enventis equipment & services
 revenue +28%
• Telecom broadband revenue
 +10%
• Telecom network access and
 local service revenue (-4%)
($ in Millions)
Quarterly Revenue

Diluted EPS
$0.27
$0.16
$0.11
Q2 '09
Q1 '10
Q2 '10

Income before Taxes
$4.6
$3.6
$2.9
Q2 '09
Q1 '10
Q2 '10

Earnings and Income
Diluted EPS
• Earnings positively impacted by
 $800k income tax reserve release.
 Excluding release, EPS would be
 $0.20 per share
• Fiber expansion project added
 $200k to earnings.
Income before Taxes
 (continuing operations)
• 28% increase in Q2’10 vs. Q2 ‘09
• Success in fiber & data, and
 broadband services
• Lower interest expense
($ in Millions)

$14.8
$21.5
$21.2
Q2 '09
Q1 '10
Q2 '10

$1.7
$1.9
$2.3
Q2 '09
Q1 '10
Q2 '10

HickoryTech

Enventis Sector
Q2’10 compared to Q2’09
• Enventis revenue +44%
• Fiber and data revenues +63%
• Equipment & services revenue
 +28%

Operating Income
• 33% increase in Q2’10 vs. Q2 ‘09
• 46% increase six months YTD
Quarterly Revenue
($ in Millions)
Operating Income

QuarterlyRevenue

$18.0
$17.8
$17.6
Q2 '09
Q1 '10
Q2 '10

$3.7
$2.8
$3.0
Q2 '09
Q1 '10
Q2' 10

Telecom Sector
Q2’10 compared to Q2’09
• Consistent Telecom revenue
• Broadband revenue +10%
 Digital TV subscribers +11%
 DSL subscribers +2%
• Network Access revenue -2%
• Local Service revenue -6%
Telecom Operating Income
• Success in selling broadband
 services have moderated decline in
 Telecom profitability
• Continued focus on cost controls
($ in Millions)
Operating Income

Increased capital expenditures for fiber network expansion in 2010

($ in Millions)
$125.6
$125.2
$120.5
$116.2
$121.3
3/31/09
6/30/09
12/31/09
3/31/10
6/30/10

HickoryTech

Debt Balance
Debt to EBITDA
ratio of less than
3x at 6/30/10

2010 Fiscal Outlook
Targets ranges as follows:
• Revenue: $150 M to $158 M
• Net Income: $9.7 M to $10.6 M (previously $8.7 to $9.6 M)
• Capital spending: $22 M to $26 M
• EBITDA: $41.5 M to $44 M (previously $40.5 to $43 M)
• Debt balance (year-end): $117 M to $120 M
 (previously $117 to $119 M)
Outlook targets updated in second quarter 2010 earnings release, issued July 28, 2010.

SERVICE AREA
International Falls
Ely
Babbitt
Hibbing
Virginia
Eveleth
Grand Rapids
Duluth
Fargo
Superior
Brainerd
Fergus Falls
St. Cloud
Alexandria
Minneapolis/
St. Paul
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Faribault
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
HickoryTech Fiber Network
2010 Construction
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

Fiber Network Expansion

2010 Network Plans
•Extend fiber network to Sioux Falls, So. Dakota
and Fargo, No. Dakota
•Increase network capacity between Minnesota
and Des Moines, Iowa
•Add network collocations, expand Mid-band
Ethernet services and extend network for FTTT
contracts.

Strategic Initiatives
• Increased investment and focus on growing business services
 ➢ Fiber network expansion
 ➢ Accelerate SMB market plan
 ➢ Expand Mid-band Ethernet and data center services
 ➢ Target FTTT and last-mile fiber builds
• Grow broadband services and focus on customer retention
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and potentially increase debt in short term
• Long-term goal to double the value of HickoryTech over five years

HTCO Investment Highlights
• Stable growth and cash flows; more than 60 years of paying a dividend, yield approximately 7%
• Business transformation generating strong diversification, operating results and financial position
• Emerging growth through Enventis Sector b2b strategy and fiber network expansion
• High level of recurring revenue, dominant consumer market share, expanded triple-play service area
• Experienced Company with 112-year track record and strong
 strategic plan
• A strategic plan to grow the company and double the value over five years

(Dollars in millions)	For Year Ended December 31, 2010 Guidance Range			
Reconciliation of net income to 2010 EBITDA guidance	Low		High	
Projected net income	$	9.7	$	10.6
Add back:				
Depreciation and amortization		21.3		21.9
Interest expense		5.1		5.4
Income tax expense		5.4		6.1
Projected EBITDA[1]	$	41.5		44.0

[1]EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

HickoryTech

Reconciliation of Non-GAAP
Measures